UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

American BriVision (Holding) Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Sawyers Peak Drive, Goshen, NY, 10924

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 551-8728

METU BRANDS, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 21, 2016, the Board of Directors of American BriVision (Holding) Corporation (the “Company” or “we”, “us”) approved an amendment to Articles of Incorporation to effect a forward split at a ratio of 1 to 3:141 and increase the number of our authorized shares of common stock, par value $0.001 per share, to 360,000,000, which we expect to be effective on or after April 6, 2016. The amendment to Articles of Incorporation was approved by the majority of the shareholders of the Company.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Amendment to Article of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

Date: March 28, 2016	By:	/s/ Eugene Jiang
Eugene Jiang
Chief Executive Officer and Chairman